As filed with the Securities and Exchange Commission on September 2, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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c/o Alliance Advisors LLC
PO Box 2000
South Hackensack, NJ 07606

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IMPORTANT NOTICE

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Re: NEOS ETF Trust – Special Meeting of Shareholders

Dear Valued Shareholder,

NEOS ETF Trust has engaged Alliance Advisors to assist with an important matter related to your investment.

Please contact us as soon as possible at 1-866-206-8173. Automated support is available 24 hours a day, while Live Proxy Specialists are available Monday–Friday, 9:00 AM–11:00 PM ET, and Saturday–Sunday, 10:00 AM–6:00 PM ET.

Alternatively, you may scan the QR code above to conveniently complete your response online.

Your prompt attention to this matter is greatly appreciated, as it requires only a moment of your time.

Thank you for your cooperation.

Gina Balderas

SVP, Shareholder Engagement Solutions